UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

June 13, 2018
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(IRS Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) Evolent Health, Inc. (the “Company”) held its 2018 annual meeting of stockholders on June 13, 2018. At the 2018 annual meeting, the Company’s stockholders voted on five proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2018 annual meeting filed with the Securities and Exchange Commission on April 27, 2018. As of the record date of April 17, 2018, there were 76,984,778 shares of Class A common stock and 880,646 shares of Class B common stock (each entitled to one vote per share) outstanding and entitled to vote at the 2018 annual meeting.

(b) The final voting results with respect to each proposal voted upon at the 2018 annual meeting are set forth below.

Proposal 1

The Company’s stockholders elected by a majority of votes cast by the holders of our Class A common stock and Class B common stock, voting together as one class, each of the four Class III director nominees named in the proxy statement to the Board of Directors for a three-year term expiring at the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified, as set forth below:

				Broker
	For	Against	Abstentions	Non-Votes
Bruce Felt	50,311,761	12,923,410	7,149	6,522,859
Kenneth Samet	49,827,158	13,409,967	5,195	6,522,859
Cheryl Scott	50,643,563	12,594,804	3,953	6,522,859
Frank Williams	52,242,130	10,992,982	7,208	6,522,859

Proposal 2

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018, by the affirmative vote of a majority of votes cast by the holders of our Class A common stock and Class B common stock, voting together as one class, as set forth below:

For	Against	Abstentions
69,736,379	19,024	9,776

Proposal 3

The Company’s stockholders approved an amendment to the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan, by the affirmative vote of a majority of votes cast by the holders of our Class A common stock and Class B common stock, voting together as one class, as set forth below:

			Broker
For	Against	Abstentions	Non-Votes
57,214,041	6,001,829	26,450	6,522,859

Proposal 4

The Company’s stockholders approved the compensation of our named executive officers for 2017 on an advisory basis, by the affirmative vote of a majority of votes cast by the holders of our Class A common stock and Class B common stock, voting together as one class, as set forth below:

			Broker
For	Against	Abstentions	Non-Votes
58,364,125	4,813,865	64,330	6,522,859

Proposal 5

The Company’s stockholders selected the frequency of future advisory votes on executive compensation on an advisory basis, by the affirmative vote of a majority of votes cast by the holders of our Class A common stock and Class B common stock, voting together as one class, as set forth below:

				Broker
1 year	2 years	3 years	Abstentions	Non-Votes
61,975,282	14,689	260,188	992,161	6,522,859

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Date: June 14, 2018